UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934 (Amendment No. )

Filed by the Registrant	☒

Filed by a Party other than the Registrant	☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Under Rule 14a-12

AWARE, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
☒	No fee required.
☐	Fee paid previously with preliminary materials.
☐	Fee computed on table in exhibit required b item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0.11

* * * * *

LOGO AWARE P.O. BOX 8016, CARY, NC 27512-9903 Your vote matters! Aware, Inc. Annual Meeting of Stockholders Wednesday, June 11, 2025 10:00 AM, Eastern Time 76 Blanchard Road, Burlington, Massachusetts Meeting Materials: Proxy Statement and Annual Report on Form 10-K Important Notice Regarding the Availability of Proxy Materials for the Stockholders Meeting To Be Held On June 11, 2025 For Stockholders of record as of April 15, 2025 To order paper materials, use one of the following methods. For a convenient way to view proxy materials, VOTE, and obtain directions to attend the meeting go to www.proxydocs.com/AWRE To vote your proxy while visiting this site, you will need the 12 digit control number in the box below. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. This is not a ballot. You cannot use this notice to vote your shares. We encourage you to access and review all of the important information contained in the proxy materials before voting. Under United States Securities and Exchange Commission rules, proxy materials do not have to be delivered in paper. Proxy materials can be distributed by making them available on the internet. If you want to receive a paper or e-mail copy of the proxy material, you must request one. There is no charge to you for requesting a copy. In order to receive a paper package in time for this year's meeting, you must make this request on or before May 30, 2025. Internet: www.investorelections.com/AWRECall: 1-866-648-8133 Email: paper@inv

LOGO THE BOARD OF DIRECTORS RECOMMENDS A VOTE: FOR ON PROPOSALS 1, 2 AND 3 Aware, Inc. Annual Meeting of Stockholders PROPOSAL 1. To consider and vote upon the re-election of Class II directors; 1.01 Brent P. Johnstone 1.02 John S. Stafford III 2. To conduct an advisory vote to approve the compensation of our named executive officers; 3. To ratify the appointment by our audit committee of RSM US LLP as our independent registered public accounting firm for our fiscal year ended December 31, 2025; 4. To transact such other business as may properly come before the annual meeting or any adjournment thereof.

AWARE P.O. BOX 8016, CARY, NC 27512-9903 Your vote matters! Aware, Inc. Annual Meeting of Stockholders Wednesday, July 15, 2026 10:00 AM, Eastern Time 76 Blanchard Road, Burlington, Massachusetts For a convenient way to view proxy materials, VOTE, and obtain directions to attend the meeting go to www.proxydocs.com/AWRE To vote your proxy while visiting this site, you will need the 12 digit control number in the box below. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. This is not a ballot. You cannot use this notice to vote your shares. We encourage you to access and review all of the important information contained in the proxy materials before voting. Under United States Securities and Exchange Commission rules, proxy materials do not have to be delivered in paper. Proxy materials can be distributed by making them available on the internet. If you want to receive a paper or e-mail copy of the proxy material, you must request one. There is no charge to you for requesting a copy. In order to receive a paper package in time for this year's meeting, you must make this request on or before July 3, 2026. SEE REVERSE FOR FULL AGENDA Meeting Materials: Proxy Statement and Annual Report on Form 10-K Important Notice Regarding the Availability of Proxy Materials for the Stockholders Meeting To Be Held On July 15, 2026 For Stockholders of record as of May 19, 2026 To order paper materials, use one of the following methods. Internet: www.investorelections.com/AWRE Call: 1-866-648-8133 Email: paper@investorelections.com * If requesting material by e-mail, please send a blank e-mail with the 12 digit control number (located below) in the subject line. No other requests, instructions OR other inquiries should be included with your e-mail requesting material. Your control number Have the 12 digit control number located in the box above available when you access the website and follow the instructions. Copyright © 2026 BetaNXT, Inc. or its affiliates. All Rights Reserved

AWARE Aware, Inc. Annual Meeting of Stockholders THE BOARD OF DIRECTORS RECOMMENDS A VOTE: FOR ON PROPOSALS 1, 2, 3 AND 4 PROPOSAL 1. To consider and vote upon the re-election of our Class III directors; 1.01 Ajay K. Amlani 1.02 Peter R. Faubert 2. To conduct an advisory vote to approve the compensation of our named executive officers; 3. To ratify the appointment by our audit committee of RSM US LLP as our independent registered public accounting firm for our fiscal year ended December 31, 2026; 4. To approve an amendment to the Company's 2023 Equity and Incentive Plan to increase the number of shares of common stock authorized for issuance thereunder by 1,000,000 shares; and 5. To transact such other business as may properly come before the annual meeting or any adjournment thereof.